UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 18, 2010

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34657 (Commission File Number)	75-2679109 (IRS Employer Identification No.)

2000 McKinney Avenue, Suite 700 Dallas, Texas U.S.A. (Address of principal executive offices)	75201 (Zip Code)
(214) 932-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (e) On May 18, 2010, the stockholders of Texas Capital Bancshares, Inc. (the “Company”) approved the Texas Capital Bancshares, Inc. 2010 Long-Term Incentive Plan (the “2010 Long-Term Incentive Plan”). A description of the 2010 Long-Term Incentive Plan is contained in the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders, filed on Schedule 14A on April 8, 2010, and is incorporated herein by reference, and the 2010 Long-Term Incentive Plan is attached as Exhibit A to the Proxy Statement. Although it is anticipated that grants will be made in the future under the 2010 Long-Term Incentive Plan to named executive officers of the Company, none have been made to date.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     On May 18, 2010, we held our annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, out of 36,524,313 shares of common stock entitled to vote at the meeting, the holders of more than a majority of the outstanding shares of common stock were present at the meeting in person or by proxy. At the Annual Meeting, each nominee for director named in our Proxy Statement filed on Schedule 14A on April 8, 2010 was elected a director of the Company, and the Company’s 2010 Long-Term Incentive Plan was approved. The votes received by each nominee for director and the vote on the 2010 Long-Term Incentive Plan are set forth below:
1. Election of Directors

	FOR	WITHHELD
NAMES	Number	Number
George F. Jones, Jr.	29,619,100.11	245,718.00
Peter B. Bartholow	28,484,136.11	1,380,682.00
James H. Browning	29,806,540.11	58,278.00
Joseph M. (Jody) Grant	29,810,638.11	54,180.00
Frederick B. Hegi, Jr.	29,087,800.11	777,018.00
Larry L. Helm	29,808,650.11	56,168.00
James R. Holland, Jr.	29,596,918.11	267,900.00
W. W. McAllister III	27,625,552.11	2,239,266.00
Lee Roy Mitchell	29,074,279.11	790,539.00
Elysia Holt Ragusa	29,786,869.11	77,949.00
Steven P. Rosenberg	28,792,419.11	1,072,399.00
Robert W. Stallings	29,795,361.11	69,457.00
Ian J. Turpin	27,765,672.11	2,099,146.00

2. Proposal to Approve the 2010 Long-Term Incentive Plan

FOR	AGAINST	ABSTENTIONS
Number	Number	Number
26,089,724.11	3,410,099.00	364,995.00

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Texas Capital Bancshares, Inc. 2010 Long-Term Incentive Plan (incorporated herein by reference to Exhibit A to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders, filed on Schedule 14A on April 8, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS CAPITAL BANCSHARES, INC.
By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

Dated: May 18, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Texas Capital Bancshares, Inc. 2010 Long-Term Incentive Plan (incorporated herein by reference to Exhibit A to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders, filed on Schedule 14A on April 8, 2010).

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